UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
DRILLING TOOLS INTERNATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Drilling Tools International Corporation 3701 Briarpark Drive, Suite 150 Houston, Texas 77042

Notice of Annual Meeting of Stockholders
Date:
May 14, 2024
Time:
1:00 p.m.
Place:
Virtual Internet
YOUR VOTE
IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on May 14, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Drilling Tools International Corporation, a Delaware corporation (“Drilling Tools,” “DTI” or the “Company”). You will be able to participate in and vote during the 2024 Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/DTI2024 on Tuesday, May 14, 2024 at 1:00 p.m. Central Time. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting.
The Annual Meeting is being held in a virtual meeting format only, via live audio webcast. This approach lowers costs and enables participation from our global community. Stockholders will not be able to attend the Annual Meeting in person.
The meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement:
To elect the seven director nominees named in this Proxy Statement to our Board.
To ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on March 18, 2024, are entitled to receive notice of, and to vote at the meeting and any adjournments thereof. This Notice and the accompanying proxy statement are being mailed out to stockholders as of the record date beginning on or about April 2, 2024.
If you are a registered holder and have questions regarding your stock ownership, you may contact our transfer agent, Continental Stock Transfer & Trust Company, through their website at https://www.continentialstock.com, by email at cstmail@continentalstock.com, or by phone at (212) 509-4000. If you are a beneficial holder, you should contact your broker. For questions regarding the Annual Meeting, the proposals, or the procedures for voting your shares, you may email InvestorRelations@drillingtools.com. If you need any assistance in voting your shares, please visit www.proxyvote.com.
Whether or not you expect to attend the virtual meeting, we encourage you to read the proxy statement and vote through the Internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section titled “Information About Solicitation and Voting” in the proxy statement.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at http://www.proxyvote.com. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.
Sincerely,

R. Wayne Prejean
President and ChiefExecutive Officer

Annual Meeting Of Stockholders
To Be Held May 14, 2024

Information about Solicitation and Voting
The accompanying proxy is solicited on behalf of the board of directors of Drilling Tools International Corporation for use at our 2024 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at www.virtualshareholdermeeting.com/DTI2024 on Tuesday, May 14, 2024 at 1:00 p.m. Central Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this proxy statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 2, 2024. An annual report for the year ended December 31, 2023 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. In this Proxy Statement, we refer to Drilling Tools International Corporation as “Drilling Tools,” “DTI,” “we” or “us.” References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
Only stockholders of record as of the close of business on March 18, 2024, the record date for determination of the stockholders entitled to vote at the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting.
On June 20, 2023, a merger transaction between Drilling Tools International Holdings, Inc., ROC Energy Acquisition Corp (“ROC”), and ROC Merger Sub, Inc., a directly, wholly owned subsidiary of ROC, was completed (the “Merger”) pursuant to the initial merger agreement dated February 13, 2023 and subsequent amendment to the merger agreement dated June 5, 2023 collectively. In connection with the closing of the Merger, ROC changed its name to Drilling Tools International Corporation. The common stock of DTI (“Common Stock” or the “Company’s Common Stock”) commenced trading on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “DTI” on June 21, 2023.
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Because we are an emerging growth company, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which votes must be conducted.
Drilling Tools International Corp.	1	2024 Proxy Statement

Internet Availability of Proxy Materials
In accordance with U.S. Securities and Exchange Commission, or SEC, rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.
Drilling Tools International Corp.	2	2024 Proxy Statement

Forward-Looking Statements
This proxy statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intend,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission.
These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.
Drilling Tools International Corp.	3	2024 Proxy Statement

Information About the Meeting
The information provided in the “Questions and Answers” format below is for your convenience and includes only a summary of certain information contained in this proxy statement. you should read this entire proxy statement carefully.
Why am I receiving these materials?
You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Annual Meeting. This Proxy Statement summarizes material information with respect to the Annual Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card.
What is a proxy and what is a proxy statement?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy. This document is a proxy statement. It is a document that we are required by law to provide to you when we ask you to name a proxy to vote your shares. We encourage you to read this Proxy Statement carefully.
What proposals will be voted on at the Annual Meeting? What are the Board’s voting recommendations?
Proposals	Description of Items to be Voted Upon	Board’s Recommendation
Proposal 1	Election of seven directors named in this Proxy Statement to hold office until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”)	FOR each Nominee
Proposal 2	Ratification of appointment of Weaver & Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024	FOR
What happens if other business not discussed in this Proxy Statement comes before the Annual Meeting?
The Board knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy will vote on such matters according to their best judgment.
How can I attend the Annual Meeting?
Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Annual Meeting by logging in at www.virtualshareholdermeeting.com/DTI2024. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Annual Meeting as a guest, but you will not be able to submit questions or vote at the Annual Meeting. Stockholders will not be able to attend the Annual Meeting in person.
Drilling Tools International Corp.	4	2024 Proxy Statement

The Annual Meeting will begin promptly at 1:00 p.m. Central Time, on May 14, 2024. We encourage you to access the Annual Meeting prior to the start time. Online access will open at 12:45 p.m. Central Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/DTI2024.
If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/DTI2024.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?
The rules of the U.S. Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. All stockholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access our proxy materials over the Internet and, if desired, to request to receive a paper copy of our proxy materials by mail. Instructions on how to access our proxy materials over the Internet or to request a paper copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may elect to receive future proxy materials electronically on an ongoing basis.
Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?
We are providing paper copies of our proxy materials instead of a Notice of Internet Availability of Proxy Materials to our stockholders who have previously requested to receive paper copies of our proxy materials. In addition, we are providing notice of the availability of our proxy materials by e-mail to our stockholders who have previously elected to receive proxy materials electronically. Those stockholders should have received an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website.
How can I access the proxy materials over the Internet?
Your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card contains instructions on how to (1) view our proxy materials for the Annual Meeting of Stockholders over the Internet and (2) elect to receive future proxy materials electronically by e-mail. Our proxy materials also are available on our website at https://investors.drillingtools.com.
Electing to receive future proxy materials electronically will help us conserve natural resources and reduce the cost of delivering our proxy materials. If you elect to receive future proxy materials electronically, you will receive an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website. Your election to receive proxy materials electronically by e-mail will remain in effect until you terminate it.
How may I obtain a paper copy of the proxy materials?
If you receive a Notice of Internet Availability of Proxy Materials by mail, you will find instructions about how to obtain a paper copy of our proxy materials on the Notice of Internet Availability of Proxy Materials. If you receive notice of the availability of our proxy materials by e-mail, you will find instructions about how to obtain a paper copy of our proxy materials included in that e-mail.
Drilling Tools International Corp.	5	2024 Proxy Statement

Stockholders who do not receive a Notice of Internet Availability of Proxy Materials or an e-mail regarding the availability of our proxy materials will receive a paper copy of our annual report, Proxy Statement and proxy card by mail.
What is a record date?
A record date is the date, as of the close of business on which, stockholders of record are entitled to notice of and to vote at a meeting of stockholders. The record date for the Annual Meeting is March 18, 2024 and was established by our Board as required under the laws of Delaware, our state of incorporation.
Who is entitled to vote?
The Record Date for the Annual Meeting is the close of business on March 18, 2024. As of the Record Date, 29,768,568 shares of DTI Common Stock, par value $0.0001 per share, were outstanding. Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each holder of shares of Common Stock issued and outstanding as of the close of business on March 18, 2024, the Record Date for the Annual Meeting, is entitled to cast one vote per share on all items voted upon at the Annual Meeting.
What is the quorum requirement and how many shares can be voted?
A quorum of stockholders is necessary to hold the Annual Meeting and vote upon the proposals and consider such other business as may properly come before the Annual Meeting. A majority of the voting power of the outstanding shares of stock entitled to vote at any meeting of stockholders, the holders of which are present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum. On the Record Date, there were 29,768,568 shares outstanding and entitled to vote. Thus, the holders of 14,884,285 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
If there is no quorum, the Annual Meeting may be adjourned by the holders of a majority of shares present at the meeting in person or represented by proxy or by the chairperson of the meeting.
How many votes do I have?
On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock you owned as of the Record Date.
How do I vote and what different methods can I use to vote my shares?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote electronically during the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Annual Meeting, to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically during the meeting even if you have already voted by proxy.
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To vote your shares electronically during the Annual Meeting, follow the instructions above for participating in the Annual Meeting. Join the Annual Meeting as a “Stockholder” with your control number and click on the “Cast Your Vote” link on the meeting center website.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, your shares will be voted as you direct.

Drilling Tools International Corp.	6	2024 Proxy Statement

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 10:59 p.m. Central Time, on May 13, 2024 to be counted.

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To vote over the Internet, go to www.proxyvote.com and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 10:59 p.m. Central Time, on May 13, 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Annual Meeting as a “Stockholder” with your control number and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
If you vote your shares over the Internet or by telephone,

you should not return a proxy/voting instruction card.
How do I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•	delivering, to the attention of “Investor Relations” at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;
•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•	attending the Annual Meeting and voting electronically, as indicated above under “How do I vote?” Attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).
If I vote in advance, can I still attend the Annual Meeting?
Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Annual Meeting. However, returning your proxy card does not affect your right to attend the Annual Meeting.
How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?
Vote Required
For Proposal 1, the Company’s bylaws (the “Bylaws”) provide for a plurality voting standard for the election of directors. This means that once a quorum has been established, the director nominees receiving the highest number of votes are elected up to the maximum number of directors to be elected at the meeting. Thus, the seven nominees receiving the highest number of votes at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast.
Drilling Tools International Corp.	7	2024 Proxy Statement

For Proposal 2, the affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Annual Meeting and entitled to vote is required for the ratification of our independent registered public accounting firm.
Abstentions
A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. Based on the plurality voting standard, abstentions will have no effect on Proposal 1. As to Proposal 2, abstentions will have the same effect as a vote against.
Broker Non-Votes
If you hold your shares in street name and want your shares to be voted on all matters at the Annual Meeting, you must instruct your broker, bank or other institution how to vote such shares. Absent your specific instructions, the rules of the Nasdaq do not permit brokers to vote your shares on a discretionary basis for non-routine corporate governance matters, such as the election of directors (resulting in a “broker non-vote”). Proposal 1 is a non-routine item and may NOT be voted on by your broker absent your specific voting instructions. Proposal 2 is a routine item. Broker non-votes will be counted as present for purposes of determining the existence of a quorum. Broker non-votes will have no effect on the outcome of Proposals 1 or 2.
How will my shares be voted if I return a blank proxy card or a blank voting instruction card?
If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to vote at the Annual Meeting.
If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive a voting instruction form from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your shares:
•	will be counted as present for purposes of establishing a quorum;
•	may be voted by your broker, bank or other nominee in their discretion with regards to Proposal 2; and
•	may not be voted by your broker, bank or other nominee with regards to Proposal 1. For this proposal, your shares will be treated as “broker non-votes.”
If your broker, bank or other nominee executes the proxy card and does not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to vote at the Annual Meeting.
Our Board knows of no matter to be presented at the Annual Meeting other than Proposals 1 and 2. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Drilling Tools International Corp.	8	2024 Proxy Statement

What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 10:59 p.m. Central Time on the day prior to the date of the Annual Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card, you own shares of DTI Common Stock in multiple accounts with your brokers(s) and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker(s) and/or our transfer agent to consolidate as many accounts as possible under the same name and address.
If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card that you receive.
Our transfer agent is Continental Stock Transfer & Trust Company, which may be reached by phone at (212) 509-4000, by email at cstmail@continentalstock.com, or through their website at https://www.continentialstock.com.
How does the Board recommend that I vote my shares?
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not provide any voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:
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Proposal 1 — “FOR” the election of the seven director nominees named in this Proxy Statement to hold office until our 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and

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Proposal 2 — “FOR” the ratification of the appointment, by the Audit Committee of the Board, of Weaver & Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Can I ask questions at the virtual Annual Meeting?
Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Annual Meeting. Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Annual Meeting, which will be posted on the meeting center website. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Annual Meeting.
How do I ask questions during the Annual Meeting?
If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Annual Meeting as a “Stockholder” with your control number and may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/DTI2024. We also encourage you to submit questions in advance of the meeting until 10:59 p.m. Central Time the day before the Annual Meeting by going to www.virtualshareholdermeeting.com/DTI2024 and logging in with your control number.
Drilling Tools International Corp.	9	2024 Proxy Statement

Who is paying for this proxy solicitation?
The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies with respect to the Annual Meeting. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we anticipate making such solicitation directly. The solicitation of proxies may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the Annual Meeting for 10 business days prior to the Annual Meeting at Drilling Tools International Corporation, 3701 Briarpark Drive, Suite 150, Houston, TX 77042, between the hours of 9:00 a.m. and 5:00 p.m. Central Time. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.virtualshareholdermeeting.com/DTI2024. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one Proxy Statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced during the Annual Meeting. We will report the final voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting, a copy of which will also be available on our website at https://investors.drillingtools.com.
Is my vote kept confidential?
To the extent possible, proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Who will tabulate and oversee the vote?
Representatives of Broadridge Corporate Issuer Solutions, Inc. will tabulate and oversee the vote.
Drilling Tools International Corp.	10	2024 Proxy Statement

Who can I contact for further information?
You may request additional copies, without charge, of this Proxy Statement or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to: Drilling Tools International Corporation, 3701 Briarpark Drive, Suite 150, Houston, TX 77042, Attention: Investor Relations, or by emailing InvestorRelations@drillingtools.com.
If you have any questions or need any assistance in voting your shares, please visit www.proxyvote.com.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
Drilling Tools International Corp.	11	2024 Proxy Statement

Board of Directors and Committees of the Board of Directors
Board Meetings and Committees
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During fiscal 2023, the Board held four meetings. Each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Audit Committee
DTI’s Audit Committee currently consists of John D. “Jack” Furst, Eric C. Neuman, and Thomas M. “Roe” Patterson, each of whom is “independent” as such term is defined for audit committee members under the rules of the SEC and the listing standards of Nasdaq. Mr. Furst is the chair of the Audit Committee. The Board has determined that Mr. Furst qualifies as an “audit committee financial expert” as defined under the rules of the SEC.
As more fully described in its charter, the primary responsibilities of the Audit Committee include:
•	to appoint the independent registered public accounting firm and oversee the relationship, and approve the audit and non-audit services to be performed by the independent registered accounting firm;
•	to review DTI’s quarterly and annual financial statements with management and the independent registered public accounting firm;
•	to review DTI’s financial reporting processes and internal controls;
•	to review and approve all transactions between DTI and related parties; and
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to discuss the policies with respect to risk assessment and risk management, information technology and cybersecurity risks, and other major litigation and financial risk exposures, and the steps management has taken to monitor and control such exposures.

The Audit Committee held four meetings during fiscal 2023. The Audit Committee has adopted a written charter approved by the Board, which is available on DTI’s website at https://investors.drillingtools.com/corporate-governance/governance-overview.
Compensation Committee
DTI’s Compensation Committee is currently comprised of Eric C. Neuman and C. Richard Vermillion, each of whom is “independent” as such term is defined for compensation committee members under the rules of the SEC, the listing standards of Nasdaq and applicable rules of the Internal Revenue Code of 1986, as amended. Mr. Neuman is the chair of the Compensation Committee.
As more fully described in its charter, the primary responsibilities of the Compensation Committee include:
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to review and approve the corporate goals and objectives relevant to CEO compensation, evaluate at least annually the CEO’s performance in light of those goals and objectives and make recommendations to the Board with respect to the CEO’s compensation, including salary, bonus, fees, benefits, incentive awards and perquisites, based on this evaluation;

•	to recommend to the Board the compensation of the named executive officers other than the CEO;
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•	to recommend to the Board the adoption, material modification or termination of DTI’s compensation plans, including incentive compensation and equity-based plans, policies and programs;
•	to recommend to the Board appropriate compensation for DTI’s non-employee directors, including compensation and expense reimbursement policies for attendance at Board and committee meetings;
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to consider whether risks arising from DTI’s compensation plans, policies and programs for its employees are reasonably likely to have a material adverse effect on DTI, including whether DTI’s incentive compensation plans encourage excessive or inappropriate risk taking; and

•	to determine stock ownership guidelines for directors and monitor compliance with such guidelines.
The Compensation Committee held one meeting during fiscal 2023. The Compensation Committee has adopted a written charter approved by the Board, which is available on DTI’s website at https://investors.drillingtools.com/corporate-governance/governance-overview.
Nominating and Corporate Governance Committee
DTI’s Nominating and Corporate Governance Committee is currently comprised of Mr. Furst and C. Richard Vermillion, each of whom is “independent” under the rules of the SEC and the listing standards of Nasdaq. Mr. Vermillion is the chair of the Nominating and Corporate Governance Committee.
As more fully described in its charter, the primary responsibilities of the Nominating and Corporate Governance Committee include:
•	to assist the Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board;
•	to make recommendations to the Board regarding its size, membership and leadership, as well as committee membership and structure;
•	to develop and recommend to the Board a set of corporate governance guidelines applicable to DTI and to monitor compliance with such guidelines;
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to oversee the annual self-evaluation process to determine whether the Board and its committees and individual directors are functioning effectively and to report the results of the self-evaluation process to the Board; and

•	to oversee DTI’s environmental, sustainability and governance efforts and progress.
The Nominating and Corporate Governance Committee held one meeting during fiscal 2023. The Nominating and Corporate Governance Committee has adopted a written charter approved by the Board, which is available on DTI’s website at https://investors.drillingtools.com/corporate-governance/governance-overview.
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Director Independence
DTI adheres to the rules of Nasdaq in determining whether a director is independent. The Board has consulted, and will consult on an ongoing basis, with its counsel to ensure that the Board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that each of our directors other than Messrs. R. Wayne Prejean, Curtis L. Crofford, and Thomas O. Hicks are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making these determinations, our board of directors reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our Common Stock by each non-employee director and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
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Corporate Governance Guidelines
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.
The Board has adopted Corporate Governance Guidelines, which provide the framework for DTI’s corporate governance along with the Charter, Bylaws, committee charters and other key governance practices and policies. The Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition. The full text of the Corporate Governance Guidelines is posted on DTI’s website at https://investors.drillingtools.com/corporate-governance/governance-overview.
Board Leadership Structure
The Board’s fundamental responsibility is to promote the best interests of the Company and its stockholders by overseeing the management of the Company’s business and affairs. Directors must exercise their business judgment and act in what they reasonably believe to be the best interests of the Company and its stockholders. The Company’s business is conducted by its employees, managers and officers, under the direction of the Chief Executive Officer (“CEO”) and the oversight of the Board. The Board is elected by the stockholders to oversee management and to assure that the long-term interests of the stockholders are being served. Directors must fulfill their responsibilities consistent with their fiduciary duties to stockholders and in compliance with applicable laws and regulations.
Under DTI’s Corporate Governance Guidelines, in addition to the duties set forth in the Bylaws or as otherwise prescribed by the Board from time to time, the duties of the Chairperson include presiding when present at all meetings of the stockholders and the Board. The Chairperson of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters that may include:
•	presiding at, and chairing, Board meetings and meetings of stockholders;
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consulting with the CEO (if held by a different individual), other executive officers, the chairs of applicable committees of the Board and the Secretary to the Board to establish agendas for each Board meeting;

•	calling Board meetings;
•	leading the Board in discussions concerning the CEO’s performance and CEO succession, if such position is held by an individual other than the CEO;
•	approving meeting schedules for the Board;
•	approving information sent to the Board;
•	serving as a liaison for stockholders who request direct communications with the Board; and
•	performing such other duties and exercising such other powers, as the Board shall from time to time delegate.
Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
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Stockholder and Interested Party Communications with the Board
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and such communications may be summarized prior to forwarding to the members of our board of directors as appropriate. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of the Board. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director c/o Drilling Tools International Corporation, 3701 Briarpark Drive, Suite 150, Houston, TX 77042, Attention: Chairperson of the Board. The Board will generally respond, or cause DTI to respond, in writing to bona fide communications from stockholders addressed to one or more members of the Board. Please note that requests for investor relations materials should be sent to InvestorRelations@drillingtools.com.
Code of Business Conduct and Ethics
DTI has a Code of Business Conduct and Ethics that applies to all of its employees, officers, and directors. This includes DTI’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us; and to promote compliance with all applicable rules and regulations that apply to us and our officers. DTI intends to disclose on its website any future amendments of the Code of Business Conduct and Ethics or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions, or DTI’s directors from provisions in the Code of Business Conduct and Ethics. The full text of the Code of Business Conduct and Ethics is posted on our website at https://investors.drillingtools.com/corporate-governance/governance-overview.
Corporate Responsibility and Sustainability
We believe that corporate social responsibility (CSR) initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our board of directors and management are committed to these initiatives and believe these efforts will benefit our employees, partners, and the communities in which we operate.
Social and Ethical Practices
We are committed to improving diversity and inclusion in the workplace by creating a values-driven culture, investing in our employees’ career growth through competitive pay and benefits and development and training, and prioritizing safety. Social and Ethical CSR highlights include:
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Diversity and Inclusion. We are committed to creating and maintaining a workplace free from discrimination or harassment on the basis of color, race, sex, national origin, ethnicity, religion, age, disability, sexual orientation, gender identification or expression or any other status protected by applicable law. Our management team and employees are expected to exhibit and promote honest, ethical and respectful conduct in the workplace. All of our employees must adhere to a code of conduct that sets standards for appropriate behavior and are required to attend biennial training to help prevent, identify, report and stop any type of discrimination and harassment. All recruitment, hiring, development, training, compensation and advancement at our company is based on qualifications, performance, skills and experience without regard to gender, race and ethnicity.

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Competitive Pay and Benefits. DTI is committed to providing comprehensive and competitive pay and benefits to its employees. DTI’s total rewards for employees include a variety of components that aim to support sustainable employment and the ability to build a strong financial future. We monitor our compensation programs closely and provide what we consider to be a very competitive mix of compensation, insurance and wellness benefits for all our employees, including participation in our company paid short term disability and company paid life insurance programs. To attract qualified applicants, we offer a total rewards package consisting of base salary and rewarding bonus program, a comprehensive benefits package, and a time off policy that includes vacation, paid time off, paid jury duty, statutory paid holidays and floating holidays for all full-time employees. All non-executive employees are eligible for our Safe, Inspired, Productive incentive program (“SIP”), which pays quarterly bonuses to each employee based on their personal performance, district and company financial performance and attainment of district-based safety goals. In addition, all employees are eligible for an annual service award based on tenure and anniversary bonuses for five, 10, 15 and 20 years of service.

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Employee Development and Training. We focus on attracting, retaining and cultivating talented individuals. We emphasize employee development and training by providing access to a wide range of online and instructor-led development and continual learning programs. Continuing education is an ever-expanding part of DTI’s foundation by providing weekly safety talks, annual safety and quality training, and quarterly soft skill training for all employees. Employees are encouraged to attend scientific, clinical and technological meetings and conferences and have access to broad resources they need to be successful. In 2022, DTI established their Leadership University Training Program to enhance the skillset of our management staff. Graduates of the 15-month program are awarded with a training bonus as well.

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Safety. Keeping our workforce safe and healthy is a key priority, and management is committed to ensuring our employees return home safely after each shift. In 2018, we implemented “Safety Now,” a rigorous safety program that is part of DTI’s SIP. SIP has helped reduce our total recordable incident rate (TRIR) from 2.3 in 2018 to 1.23 in 2023 and our experience modified rate (EMR) from .89 in 2018 to .79 in 2023, which is significantly better than the industry average. All employees are eligible for an annual behavior-based safety award.

Risk Oversight
The Board oversees the risk management activities designed and implemented by management. The Board executes its oversight responsibility both directly and through its committees. The Board also considers specific risk topics, including risks associated with its strategic initiatives, business plans and capital structure. DTI’s management, including its executive officers, is primarily responsible for managing the risks associated with the operation and business of DTI and provides appropriate updates to the Board and the Audit Committee. The Board has delegated to the Audit Committee oversight of its risk management process, and its other committees also consider risk as they perform their respective committee responsibilities.
Cybersecurity Risk Oversight
Securing the information of our clients, employees, and third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a policy for data incident detection, containment, response, and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our board of directors, our Audit Committee, and management.
The Company’s cybersecurity Risk Management Policy governs the life cycle in which cybersecurity risks, including:
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Risk Identification: The Company identifies cybersecurity risks through various initiatives performed, including, annual cybersecurity assessments, penetration tests, Incident Response tabletop exercises, vulnerability scans, and cybersecurity reviews of critical third-party vendor engagements. Additionally, risks may be manually identified through employees’ reports and escalations.

•	Risk Evaluation: Identified issues, vulnerabilities, and exposures are captured within the Company’s Risk Register.
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Risk Evaluation and Treatment: The Information Risk Register is updated periodically to reflect all identified risks, and the most up to date treatment option selected by the Risk Owners, including, Mitigation, Acceptance, Avoidance and Transfer. Risk Impact is calculated while considering several impact pillars, which include, Financial Impact, Operational Impact, Regulatory Impact, Reputational Impact, Geographical Impact, and Cyber/Technology Impact.

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Risk Reporting and Ongoing Management: Risks are shared as part of a monthly Cybersecurity Governance Forum, that’s attended by leadership. Risk Mitigations are tracked to completion through various project updates. Mitigations include the involvement of people, processes, and technologies to support the Risk Management life cycle end to end.

Since the process was established in 2023, key critical vendors who may have material impact on the Company’s confidentiality, integrity or availability of data were prioritized and reviews were completed. The review of other relevant third-party vendors upon onboarding began in January 2024. The cybersecurity dashboard with roadmap progress is shared with the entire board of directors during each board meeting. The dashboard includes overview of actions completed and any topics that need board awareness/sponsorship such as approval of budgets which include cyber security project initiatives. An in-depth update regarding cyber security is discussed during quarterly meetings with the Audit Committee. The Audit Committee is ultimately responsible for overseeing management’s execution of the Company’s cybersecurity risk management program.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee is currently, or has been at any time, one of DTI’s officers or employees. None of the members of the compensation committee in 2023 was at any time during 2023 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2023, none of our executive officers except Mr. Prejean served as a member of our board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. The Annual Meeting will be DTI’s first annual meeting of stockholders after the Merger.
Prohibition on Hedging and Pledging of Company Securities; Insider Trading Policy
DTI has adopted an insider trading policy which provides procedures governing the purchase, sale, and other dispositions of its securities by directors, officers, and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. The insider trading policy is available on DTI’s website at https://investors.drillingtools.com/corporate-governance/governance-overview. The information in or accessible through DTI’s website is not incorporated into, and is not considered part of, this proxy statement. As part of DTI’s insider trading policy, all Company directors, officers, employees, independent contractors and consultants are prohibited from engaging in short sales of our securities, establishing margin accounts, pledging DTI securities as collateral for a loan, trading in derivative securities, including buying or selling puts or calls on our securities, or otherwise engaging in any form of hedging or monetization transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) involving DTI securities.
Stock Ownership Guidelines
The Board believes that, in order to more closely align the interests of directors with the interests of DTI’s other stockholders, DTI’s directors should maintain a minimum level of equity interests in DTI’s Common Stock. Accordingly, DTI has stock ownership guidelines requiring ownership of shares with a value equal to at least five times the annual cash received from meeting attendance fees for independent directors. Under the stock ownership guidelines, covered directors must achieve the required level of ownership by the later of (i) the five-year anniversary of the adoption of the guidelines and (ii) the five-year anniversary of becoming
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a director, respectively. As of the record date, each of DTI’s covered directors was either in compliance with the guidelines or within the five-year phase-in period.
Management Succession Planning
As part of the annual executive officer evaluation process, the Compensation Committee works with the CEO to plan for the succession of the CEO and other senior executive officers, as well as to develop plans for interim or emergency succession for the CEO and other senior executive officers in the event of retirement or an unexpected occurrence. The succession plan includes, among other things, an assessment of the experience, performance and skills for possible successors to the CEO.
The Compensation Committee conducts a review at least annually of the succession plan and the current performance of the CEO. The Compensation Committee establishes the evaluation process and determines the criteria by which the CEO is evaluated. The results of this review are communicated to the CEO.
Board Succession Planning
As part of the annual Board evaluation process, the Nominating and Corporate Governance Committee works with the Board to plan for the succession of the members of the Board and each of its committees, as well as to develop plans for interim or emergency succession for Board and committee members in the event of retirement or an unexpected occurrence. The succession plan includes, among other things, an assessment of the experience, performance and skills for possible successors to the Board and committee members. The Board reviews its succession plan at least annually.
Annual Board, Committee and Individual Director Evaluation
The Board evaluates its performance and the performance of its committees on an annual basis through an evaluation process administered by the Nominating and Corporate Governance Committee to determine whether it and its committees are functioning effectively and how to improve their effectiveness. Each committee of the Board shall also evaluate its performance on an annual basis and report the results to the Board, acting through the Nominating and Corporate Governance Committee. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter.
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Nominations Process and Director Qualifications
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our restated certificate of incorporation and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as DTI director.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Stockholder Proposals for the 2025 Annual Meeting.”
Director Qualifications; Diversity
With the goal of developing a diverse, experienced and highly qualified board of directors, the nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of members to our board of directors that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the board of directors does not establish specific goals with respect to diversity, the board of directors’ overall diversity is a significant consideration in the director nomination process.
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Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory rules and the Nasdaq listing requirements and the provisions of our restated certificate of incorporation, restated bylaws, Corporate Governance Guidelines, and charters of the committees of our board of directors. In addition, neither our board of directors nor our nominating and corporate governance committee has a formal policy with regard to the consideration of diversity in identifying nominees.
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Proposal 1: Election Of Directors
The Board currently consists of seven directors. At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Curtis L. Crofford, John D. “Jack” Furst, Thomas O. Hicks, Eric C. Neuman, Thomas M. “Roe” Patterson, R. Wayne Prejean, and C. Richard Vermillion, for election as directors to serve until our 2025 Annual Meeting or until their successors are elected and qualified. Each of the nominees is currently a member of the Board.
All such nominees named above have indicated a willingness to serve as directors but should any of them decline or be unable to serve, proxies may be voted for another person nominated as a substitute by the Board. There are no family relationships, of first cousins or closer, among the Company’s directors and executive officers, by blood, marriage, or adoption.
The following information is furnished with respect to each of the nominees of the Board, including information regarding their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the nominees should serve as our directors.
Biographical information for each nominee is contained in the “Board of Directors’ Nominees” section below.
Vote Required
The election of directors in this Proposal 1 requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote on the election of directors. Neither withhold votes nor broker non-votes will have any effect on the outcome of voting on director elections. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting.
Recommendation of the Board
The Board recommends that stockholders vote “FOR” the proposal to elect each of the nominees.
VOTE
The Board recommends that stockholders vote “FOR” the proposal to elect each of the nominees.
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Board of Directors and Director Nominees
The following table provides summary information about each of DTI’s current directors and the director nominees standing for election to the Board for a one-year term expiring on the date of our 2025 Annual Meeting. The nominees for director, each of whom has consented to serve, if elected, are as follows:
Name	Age	Position
Curtis L. Crofford	51	Director
John D. “Jack” Furst	65	Director
Thomas O. Hicks	78	Chairperson of the Board
Eric C. Neuman	79	Director
Thomas M. “Roe” Patterson	49	Director
R. Wayne Prejean	62	Director, President and Chief Executive Officer
C. Richard Vermillion	78	Director
Curtis L. Crofford AGE: 51 Director Since: 2012
Curtis L. Crofford. Mr. Crofford was appointed to the board of DTI in 2012, and is currently a Managing Director for Pennington Creek Capital, the private capital investing arm of the Chickasaw Nation with headquarters in Ada, Oklahoma. From 2005 until February 2024, he served as a managing director for Hicks Equity Partners, LLC, a private equity investment firm founded by Thomas O. Hicks. Prior to Hicks, Mr. Crofford served in positions at numerous investment banks, including Dresdner Kleinwort Wasserstein and Donaldson, Lufkin & Jenrette as well as BT Alex. Brown Inc. in New York and London. Mr. Crofford received a Bachelor of Arts from Vanderbilt University and a Master of Business Administration from Duke University.

Mr. Crofford was chosen to serve on the DTI Board because of his 18 years of experience in private equity and eight years of experience in debt and equity capital markets. Over the course of his career, Mr. Crofford has developed a deep understanding of the oil and gas industry in general and of DTI’s business in particular.

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John D. Jack Furst AGE: 65 Director Since: 2012
John D. “Jack” Furst. Mr. Furst was appointed to the DTI board in 2012 and currently serves as the chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. He is also the founder of Oak Stream Investors, a private investment firm founded in 2008, which makes investments in real estate, oil and gas, fixed income securities and public and private equities. Mr. Furst joined HM Capital Partners LLC (“HM Capital Partners”), a private equity firm, in 1989, the year it was formed as Hicks, Muse, Tate & Furst, Inc. (“HM”). Until 2008, he was a partner at HM Capital Partners and was involved in all aspects of the firm’s business, including originating, structuring and monitoring its investments. Prior to joining HM Capital Partners, Mr. Furst served as a Vice President, and subsequently as a partner, of Hicks & Haas. Prior to that, Mr. Furst was a mergers and acquisitions and corporate finance specialist for The First Boston Corporation, an investment banking firm. Before joining First Boston, he was a Financial Consultant at PricewaterhouseCoopers (now PwC), a professional services firm. Mr. Furst received a Bachelor of Science with honors from the College of Business Administration at Arizona State University and a Master of Business Administration with honors from the Graduate School of Business at the University of Texas at Austin.

Mr. Furst was chosen to serve on the DTI Board because of his 38 years of experience in leveraged acquisitions and private investments. Mr. Furst’s broad experience in the financial services industry will allow him to offer unique insights into DTI’s business.

Thomas O. Hicks AGE: 78 Director Since: 2012
Thomas O. Hicks. Mr. Hicks has served as the Chairperson of the Board since 2012. He currently manages Hicks Holdings, LLC., a private equity firm. He is a co-founder of Hicks, Muse, Tate & Furst, an investment firm, and prior to that served as co-founder and co-chairman of Hicks & Haas, an investment firm. Mr. Hicks’ philanthropic endeavors include donating the land for the Tom Hicks Elementary School in Frisco, TX, donating a gymnasium to the St. Mark's School of Texas in Dallas. He was appointed the co-chair of the Dallas Jewish Coalition for the Homeless “Vogel Alcove” project in 1996, and received the Henry Cohn Humanitarian Award from the Anti-Defamation League in 2000. Mr. Hicks has a Bachelor of Business Administration from the University of Texas at Austin and a Master of Business Administration from the University of Southern California.

Mr. Hicks was chosen to serve on the DIT Board because of his decades of experience successfully acquiring, integrating and operating businesses. Mr. Hicks’ deep understanding of DTI’s business also qualifies him to serve as a director of DTI.

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Eric C. Neuman AGE: 79 Director Since: 2012
Eric C. Neuman. Mr. Neuman has been a director of DTI since 2012 and currently serves as the Chairperson of the Compensation Committee and as a member of the Audit Committee. Since 2023, he has served as Senior Advisor to Great American Media Group, an exhibitor of video programming on various national and international pay television and streaming platforms. From 2005 until 2023, he served as a managing director and partner of Hicks Equity Partners, LLC, a private equity investment firm founded by Thomas O. Hicks. Prior to Hicks, he served as a partner and officer at Hicks, Muse, Tate & Furst, an investment firm. In addition to DTI, Mr. Neuman currently serves on the board of directors of DirecPath Newco., LLC and Crossings, LLC, and formerly served as a director of a number of public and private companies, including Hemisphere Media Group (NASDAQ:HMTV), a publicly traded company for which he also served as the Chairman of the Audit Committee for over nine years. Mr. Neuman received a Bachelor of Arts from the University of South Florida and a Master of Business Administration from Northwestern University.

Mr. Neuman was chosen to serve on the DTI Board because of his demonstrated track record of driving growth in businesses across a broad range of industries. Moreover, Mr. Neuman’s experience serving as a director of numerous companies qualifies him to serve as a director.

Thomas M. Roe Patterson AGE: 49 Director Since: 2023
Thomas M. “Roe” Patterson. Mr. Patterson was appointed to the DTI Board in 2023. From 2006 to 2020, Mr. Patterson worked for Basic in positions of increasing responsibility, including as a member of its board of directors from September 2013 until January 2020 and as its President and Chief Executive Officer, Senior Vice President and Chief Operating Officer, Senior Vice President, and as a Vice President. Prior to joining Basic, he was the founder and president of TMP Companies, Inc., a manufacturing and oilfield service company, and served as a contracts and sales manager at Patterson Drilling Company, the predecessor to Patterson-UTI, a drilling and pressure pumping services company, as well as an Engine Sales Manager at West Texas Caterpillar (now Warren Cat), an equipment dealership company. Mr. Patterson graduated with a Bachelor of Science from Texas Tech University.

We believe Mr. Patterson is qualified to serve on our board of directors because of his combination of 30 years of related industry experience and management skills, and his extensive experience in public and private companies in various capacities, including with respect to capital markets activity, business combinations and corporate governance. For these reasons, we believe Mr. Patterson is qualified to serve as a director.

Drilling Tools International Corp.	25	2024 Proxy Statement

R. Wayne Prejean AGE: 62 Director Since: 2013
R. Wayne Prejean. Mr. Prejean has served as the President and Chief Executive Officer and as a director of Drilling Tools International (formerly known as Directional Rentals) since 2013. With over 40 years of industry experience, Mr. Prejean began his career in 1979 working in field operations in the Gulf of Mexico. Prior to joining DTI, he was employed by numerous firms that specialized in directional drilling and medium radius horizontal drilling technology, including Scientific Drilling, BecField Horizontal, Drilling Measurements Inc, Drilex Services and Baker Hughes Inteq. Within these companies, he served in various roles in field operations, operations management, sales, and executive management responsible for domestic and international business locations. In 1999, Mr. Prejean founded Wildcat Services, a provider of specialty automatic drilling equipment for drilling rigs. In five years, the company grew from a local 50-rig supplier to over 500 systems deployed in 20 countries around the world – and was sold to National Oilwell Varco (now NOV, Inc.; NYSE: NOV) in 2004. In addition to founding Wildcat Services, he co-founded several other oilfield services companies that were focused on solids control, downhole tool development, MWD products, and precision metal cutting and machining.

Mr. Prejean is a main driving force behind DTI’s success to date. He has been involved in several merger and acquisition transactions, as well as executing post M&A business integration processes. He has successfully grown our company through his vision, leadership skills and business judgment, and for this reason we believe Mr. Prejean is an asset to our Board.

C. Richard Vermillion AGE: 78 Director Since: 2016
C. Richard Vermillion. Mr. Vermillion was appointed as a director of DTI in 2016. He is the chair of our Nominating and Corporate Governance Committee and is a member of our Compensation Committee. He has served as the Chairman and CEO of MV Partners, Inc., a private investment vehicle, since 1996 and has invested in and served on the boards of several companies, including Gammaloy, L.P., an oilfield tool rental company; Seismic Energy Products, a rubber bearing manufacturer; and Fulcrum Analytics, a data analytics company. Additionally, Mr. Vermillion has served on the boards and audit committees of Varel Manufacturing, a drill bit manufacturer, and Triton Energy (NYSE: OIL), a public oil and gas exploration company. Prior to this, Mr. Vermillion was a managing director of Donaldson, Lufkin & Jenrette, an investment bank, and as Chairman and CEO of MBank Houston (formerly Bank One, now JP Morgan Chase & Co.), a financial institution. Mr. Vermillion received a Bachelor of Business Administration and a Master of Business Administration from the University of Texas at Austin, and is a graduate of the Harvard Advanced Management program.

Mr. Vermillion was chosen to serve on the DTI Board because he brings deep executive leadership experience in financial services, oilfield services, accounting, finance, and private equity investments due to his extensive background in banking, investment banking, and asset management.

Drilling Tools International Corp.	26	2024 Proxy Statement

Executive Officers
In addition to Mr. Prejean listed above, the following persons are the executive officers of the Company.
Name	Age	Position
David R. Johnson	59	Chief Financial Officer
Michael W. Domino, Jr.	49	President, Directional Tool Rentals Division
Biographies of the Named Executive Officers
David R. Johnson AGE: 59 NEO Since: 2013
David R. Johnson. Mr. Johnson joined Drilling Tools International (formerly known as Directional Rentals) as its Chief Financial Officer in October 2013. Prior to joining DTI, Mr. Johnson served as the CFO of Sharewell Energy Services, a directional drilling company and as the Vice President of Finance and Administration for PathFinder Energy Services, Inc., an international oil field service company and wholly owned subsidiary of W-H Energy Services, Inc. Mr. Johnson has over three decades of experience in accounting and more than two decades of experience in oil and gas related industries. He is a member of the American Institute of Certified Public Accountants. Mr. Johnson has a Bachelor of Science from LeTourneau University as well as a Master of Business Administration from the University of Texas at Tyler.

Michael W. Domino AGE: 49 NEO Since: 2009
Michael W. Domino, Jr. Mr. Domino joined Drilling Tools International (formerly known as Directional Rentals) in July 2009, and has served the President of the Directional Tool Rentals division since January 2022. He also served as the Executive Vice President of the Rental Tool division from April 2018 until January 2022 and as the Vice President of Business Development from July 2013 until April 2018. Prior to DTI, Mr. Domino worked in roles of increasing responsibility for Directional Rentals, Inc., the predecessor company to DTI, serving as its President from 2009 until 2013, and Stabil Drill Specialties, a drilling tool rental and services company, from 2000 until 2009. He has over three decades of experience in the oil and gas drilling and rental equipment industries. Mr. Domino has a Bachelor of Business Administration from University of Louisiana at Lafayette.

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Proposal 2: Ratification of Appointment of Weaver & Tidwell, L.L.P. as DTI’s Independent Registered Public Accounting Firm for 2024
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of DTI’s independent registered public accounting firm (the “independent auditors”). The Audit Committee has appointed Weaver & Tidwell, L.L.P. (“Weaver”) to serve as our independent auditors with respect to our operations for the year ending December 31, 2024, subject to ratification by stockholders. Stockholder ratification of such selection is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the selection of Weaver to our stockholders for ratification as a matter of good corporate governance.
In taking this action, the Audit Committee considered carefully Weaver’s independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. The Audit Committee is responsible for the determination of the fees associated with the retention of Weaver and will annually evaluate the performance of Weaver, including the senior audit engagement team, and will determine whether to reengage the independent auditors.
The Audit Committee and the Board believe that the engagement of Weaver as our independent auditors is in the best interests of DTI and our stockholders. Because the members of the Audit Committee value stockholders’ views on our independent auditors, even though ratification is not legally required, there will be presented at the Annual Meeting a proposal for the ratification of the appointment of Weaver. If the appointment of Weaver is not ratified, the matter of the appointment of independent auditors will be considered by the Audit Committee.
Representatives of Weaver will be present during the Annual Meeting to make a statement if they desire to do so. They will also be available to answer appropriate questions from stockholders.
VOTE
The Board recommends that stockholders vote “FOR” the proposal the ratification of the appointment of Weaver & Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2024.
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Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Weaver periodically rotates the individuals who are responsible for our audit.
During the years ended December 31, 2023 and 2022, fees for services provided by Weaver were as follows:
	2023(1)	2022(2)
Audit Fees	$676,112	$458,653
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$676,112	$458,653
(1)
2023 audit fees consist of fees for the audit of our consolidated financial statements for the year ended December 31, 2023, the review of quarterly financial statements, registration statements, the SPAC transaction, other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	2022 audit fees consist of fees for the audit of our consolidated financial statements for years ended December 31, 2022, 2021, and 2020, each of which were performed in 2022.
Audit Fees represents fees for professional services provided in connection with the audit of our financial statements, the review of our quarterly financial statements, registration statements, and audit services provided in connection with other statutory or regulatory filings.
There were no services outside of the audit services described above, during the years 2023 and 2022.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.
Recommendation of the Board
The Board recommends that stockholders vote “FOR” the proposal the ratification of the appointment of Weaver & Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2024.
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Report of the Audit Committee
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our audit committee has reviewed and discussed with our management and Weaver & Tidwell L.L.P. our audited consolidated financial statements for the year ended December 31, 2023. Our audit committee has also discussed with Weaver & Tidwell L.L.P. the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.
Our audit committee has received and reviewed the written disclosures and the letter from Weaver & Tidwell L.L.P. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Weaver & Tidwell L.L.P. its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2023 for filing with the U.S. Securities and Exchange Commission.
Submitted by the Audit Committee

John D. “Jack” Furst, Chair Eric C. Neuman Thomas M. “Roe” Patterson
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.
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Security Ownership of Certain Beneficial Owners and Management
The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of March 18, 2024, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of the Board and each director nominee, (3) each of our named executive officers and (4) all of the members of the Board and our executive officers, as a group. As of March 18, 2024, there were outstanding 29,768,568 shares of Class A Common Stock.
The beneficial ownership percentages set forth in the table below are based on 29,768,568 shares of Common Stock issued and outstanding as of March 18, 2024. In computing the number of shares of Common Stock beneficially owned by a person, we deemed to be outstanding all shares of Common Stock subject to stock options held by the person that are currently exercisable or may be exercised within 60 days of March 18, 2024. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
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Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Unless otherwise indicated, the business address of each person listed in the table below is c/o Drilling Tools International Corporation, 3701 Briarpark Drive, Suite 150, Houston, TX 77042.
Name and Address of Beneficial Owner+	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
Five Percent Holders:
HHEP-Directional, L.P. 2200 Ross Avenue, 50th Floor Dallas, Texas 75201	15,928,111(1)	53.5%
ROC Energy Holdings, LLC 16400 Dallas Parkway Dallas, Texas 75248	2,768,199(2)	9.3%
Michael W. Domino, Jr. 3701 Briarpark Drive, Suite 150 Houston, Texas 77042	1,840,812(3)	6.2%
RobJon Holdings, L.P. and RobJon, L.L.C. 3701 Briarpark Drive, Suite 150 Houston, Texas 77042	1,640,401(4)	5.5%
Director Nominees and Executive Officers:
Curtis L. Crofford, Director	75,000(5)	*
John D. “Jack” Furst, Independent Director	175,311(6)	*
Thomas O. Hicks, Director	16,146,207(7)	54.2%
Eric C. Neuman, Independent Director	—	*
Thomas M. “Roe” Patterson, Independent Director	60,135(8)	*
R. Wayne Prejean, Director, President and Chief Executive Officer	1,640,401(9)	5.1%
C. Richard Vermillion, Independent Director	399,944(10)	1.3%
David R. Johnson, Chief Financial Officer	178,022(11)	*
Michael W. Domino, Jr., President, Directional Tool Rentals Division	1,840,812(3)	5.7%
*	Less than 1%
(1)
Includes 15,928,111 shares owned by HHEP-Directional, L.P. Mr. Hicks is deemed to have voting power and dispositive power over the shares held by HHEP-Directional, L.P. Mr. Hicks is the sole member of HH Directional LLC, which is the general partner of HHEP Directional GP, L.P., which is in turn the general partner of HHEP-Directional, L.P. Mr. Hicks disclaims any beneficial ownership of any shares of Common Stock held by HHEP-Directional, L.P., other than his pecuniary interest therein.

(2)	Includes 2,768,199 shares owned by ROC Energy Holdings, LLC, the record holder of the shares of Common Stock reported herein.
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(3)
Includes 1,470,548 shares of Common Stock owned by Mr. Domino directly and vested options to purchase 370,264 shares of Common Stock held by Mr. Domino. Does not include 300,000 shares of Common Stock subject to Options held by Mr. Domino, which vest in substantially equal installments on each of the first three anniversaries of February 14, 2025, 2026, and 2027.

(4)
The general partner of RobJon Holdings, L.P. is RobJon, L.L.C. The president, manager and sole member of RobJon, L.L.C. (“RobJon”) is Mr. Prejean, DTI’s President and Chief Executive Officer. Includes vested options to purchase 1,201,872 shares of Common Stock held by Mr. Prejean and 438,529 shares of Common Stock owned by RobJon. Mr. Prejean disclaims any beneficial ownership of any shares of Common Stock held by RobJon, other than his pecuniary interest therein.

(5)	Includes 75,000 shares of Common Stock held by Mr. Crofford directly.
(6)
Includes vested options to purchase 57,059 shares of Common Stock held by Mr. Furst directly and 118,252 shares of Common Stock owned by Oak Stream Investors II, Ltd. (“Oak Stream”). Mr. Furst disclaims any beneficial ownership of any shares of Common Stock held by Oak Stream, other than his pecuniary interest therein.

(7)
Includes 218,096 shares of Common Stock owned by Mr. Hicks directly and 15,928,111 shares owned by HHEP-Directional, L.P. Mr. Hicks disclaims any beneficial ownership of any shares of Common Stock held by HHEP, other than his pecuniary interest therein.

(8)	Includes 60,135 shares of Common Stock held by Mr. Patterson directly.
(9)
Includes vested options to purchase 1,201,872 shares of Common Stock held by Mr. Prejean and 438,529 shares of Common Stock owned by RobJon. Does not include 1,000,000 shares of Common Stock subject to Options held by Mr. Prejean, which vest in substantially equal installments on each of the first three anniversaries of February 14, 2025, 2026, and 2027.

(10)
Includes 399,944 shares of Common Stock owned by MV Partners I LP (“MV Partners”). Mr. Vermillion disclaims any beneficial ownership of any shares of Common Stock held by MV Partners, other than his pecuniary interest therein.

(11)
Includes 45,647 shares of Common Stock owned by Mr. Johnson directly and vested options to purchase 132,375 shares of Common Stock held by Mr. Johnson. Does not include 380,000 shares of Common Stock subject to Options held by Mr. Johnson, which vest in substantially equal installments on each of the first three anniversaries of February 14, 2025, 2026, and 2027.

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Executive Compensation
The following disclosure describes the material components of the compensation for the Company’s three most highly compensated executive officers, who are referred to in this section as “Named Executive Officers” or “NEOs,” for the fiscal year ended December 31, 2023. The Company is an “emerging growth company” as defined under the Jumpstart Our Business Startups (JOBS) Act. As such, the Company meets the disclosure requirements of Item 402 of Regulation S-K by providing the reduced disclosures required of a “smaller reporting company.”
Named Executive Officers
For the fiscal year ended December 31, 2023, the Company’s Named Executive Officers were as follows:
•	R. Wayne Prejean, President and Chief Executive Officer
•	David Johnson, Chief Financial Officer
•	Michael W. Domino, Jr. President, Directional Tool Rentals Division
Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each of our Named Executive Officers for all services rendered in all capacities during the years ended December 31, 2023 and 2022, respectively.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
R. Wayne Prejean(5) (President and Chief Executive Officer)	2023	450,000	677,514	1,661,400	173,836	2,962,750
	2022	400,000	121,370	—	18,780	540,150
David Johnson (Chief Financial Officer)	2023	296,000	351,370	—	176,927	824,297
	2022	252,000	121,140	79,000	21,812	473,952
Michael W. Domino, Jr. (President, Directional Tool Rentals Division)	2023	278,000	330,809	—	26,271	635,080
	2022	252,000	121,450	—	780	374,230
(1)	Amounts reported in this column represent the base salaries paid to the NEOs during 2023.
(2)	Amounts reported in this column represent a year-end cash bonus for 2023 (paid in March 2024), a cash safety award and an annual tenure-based cash service award paid to each NEO in 2023.
(3)
Amounts reported in this column represent (i) the aggregate incremental compensation cost of the accelerated vesting of Mr. Prejean’s performance-based options as of the closing of the Merger determined as of June 30, 2023 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, and (ii) the aggregate incremental fair value increase of the repricing of Mr. Johnson’s 2017 option grant, which was repriced on January 26, 2022, determined as of such repricing date in accordance with FASB ASC Topic 718. The exercise price was adjusted from $1.15 per share to $0.85 per share (prior to giving effect to the conversion) to align Mr. Johnson’s incentives with those of our other senior management. We did not grant any options to our NEOs in 2023.

(4)
Amounts reported in this column for 2023 represent a $150,000 transaction bonus granted to Messrs. Prejean and Johnson in connection with the Merger; an employment contract allowance (Messrs. Prejean and Johnson only); expenses related to the personal use of company vehicles; Company matching contributions to the NEOs’ 401k plan retirement accounts; Company paid life insurance premiums for Mr. Domino; and Company payments related to the Company-provided long-term disability benefit provided for certain management-level employees, including the NEOs.

(5)	Mr. Prejean is also a member of our board of directors but does not receive any additional compensation in his capacity as a director.
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Narrative Disclosure to the Summary Compensation Table
Base Salary
Each Named Executive Officer receives a base salary to compensate him for the satisfactory performance of services rendered to DTI. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Base salaries for Named Executive Officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in the employment agreements. As of December 31, 2023, the Named Executive Officers’ base salaries were as follows: (i) Mr. Prejean, $600,000, (ii) Mr. Johnson, $392,000, and (iii) Mr. Domino, $320,000, with the increase to these amounts from prior amounts becoming effective as of October 1, 2023.
Annual Cash Bonuses
In addition to base salary, each Named Executive Officer is also eligible to receive an annual cash bonus for the performance of each NEO’s duties, subject to the Compensation Committee’s discretion. For 2023, Messrs. Prejean, Johnson and Domino each received an annual cash bonus in the following amounts as approved by the Compensation Committee: $675,000 to Mr. Prejean, $350,000 to Mr. Johnson and $328,000 to Mr. Domino. Additionally, each NEO is eligible to participate in our internal safety award program, pursuant to which eachNEO earned a safety bonus of $250 during 2023 and is also eligible to participate in our tenure-based award program, pursuant to which Mr. Prejean, Mr. Johnson and Mr. Domino received an annual tenure-based service award equal to $1,240, $1,120 and $1,440, respectively, for 2023.
Transaction Bonuses
On October 6, 2023, Messrs. Prejean and Johnson each received a transaction bonus in the amount of $150,000 in recognition for their efforts in connection with the negotiation and successful completion of the Merger.
Employment Agreements
The below summarizes the material terms of each NEO’s employment agreement in effect as of December 31, 2023.
R. Wayne Prejean
On September 1, 2013, we entered into an initial employment agreement with Mr. Prejean pursuant to which he serves as Chief Executive Officer. Mr. Prejean’s employment with us renews in successive one-year periods, unless either we or Mr. Prejean give written notice to the other party of its intent not to renew the employment agreement at least 60 days prior to the end of the ongoing term. Mr. Prejean is entitled to an annual base salary of $600,000 (which became effective as of October 1, 2023) and is eligible to receive an annual bonus as well as stock options, restricted stock awards or other equity compensation pursuant to the policies and plans adopted from time to time by the Board in its sole discretion.
If Mr. Prejean’s employment is terminated for cause, due to his death, voluntary resignation or because he chooses not to renew his employment, the agreement provides that Mr. Prejean will be paid (i) the accrued and unpaid portion of his base salary through the date of the termination of employment, (ii) any accrued but unused vacation days for the calendar year in which the termination of employment occurs and (iii) any reimbursement for business travel and other expenses to which Mr. Prejean is entitled (collectively, the “Prejean Accrued Amounts”). If Mr. Prejean’s employment is terminated due to his death, his to agreement also provides for (i) payment of an amount equal to 50% of his base salary, prorated based on the time of year the employment is terminated (the “Prorated Bonus”), (ii) accelerated vesting of any outstanding unvested equity awards that vest solely upon a change in control, and (iii) retention of any vested equity awards in that are vested as of the date of such termination, subject to applicable repurchase provisions. If Mr. Prejean’s employment is terminated for cause or due to his voluntary resignation or his nonrenewal of his employment, Mr. Prejean will forfeit any unvested equity awards and retain any vested equity awards subject to applicable repurchase provisions. If Mr. Prejean’s employment is terminated by us without cause, terminated by us because we choose not to renew his employment, terminated by Mr. Prejean for good reason or terminated due to a disability of Mr. Prejean, the agreement provides that Mr. Prejean will be entitled to (a)(i) payment of the Prejean Accrued Amounts and (ii) the Prorated Bonus, (b) for a period of 15 months following the date of the termination, beginning in the first month following the termination of employment, an amount each month equal to 150% of his base salary in effect immediately before the termination of employment divided by 12,
Drilling Tools International Corp.	35	2024 Proxy Statement

(c) employer-paid premiums for his health insurance for 15 months following the date of termination, pay the premium for Mr. Prejean’s health insurance under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”), and Mr. Prejean making appropriate elections to participate in such coverage, and (d) accelerated vesting of his unvested equity awards other than those that vest solely upon a change in control (except in the event of termination due to our non-renewal of his employment) and to retain any vested equity awards subject to applicable repurchase provisions.
David R. Johnson
On November 27, 2017, we entered into an initial employment agreement with Mr. Johnson pursuant to which he serves as our Chief Financial Officer. Mr. Johnson’s employment with us renews in successive one-year periods, unless either we or Mr. Johnson give written notice to the other party of its intent not to renew the employment agreement at least 60 days prior to the end of the ongoing term. Mr. Johnson is entitled to an annual base salary of $392,000 (which became effective as of October 1, 2023) and is eligible to receive an annual bonus as well as stock options, restricted stock awards or other equity compensation pursuant to the policies and plans adopted from time to time by the Board in its sole discretion.
If Mr. Johnson’s employment is terminated for cause, due to his death, voluntary resignation or because he chooses not to renew his employment, the agreement provides that Mr. Johnson will be paid (i) the accrued and unpaid portion of his base salary through the date of the termination of employment, (ii) any accrued but unused vacation days for the calendar year in which the termination of employment occurs and (iii) any reimbursement for business travel and other expenses to which Mr. Johnson is entitled (collectively the “Johnson Accrued Amounts”). If Mr. Johnson’s employment is terminated due to his death, his agreement also provides for (i) immediate vesting in any outstanding unvested equity awards and (ii) retention of any vested equity awards that are vested as of the date of such termination subject to applicable repurchase provisions. If Mr. Johnson’s employment is terminated for cause or due to his voluntary resignation or his nonrenewal of his employment, Mr. Johnson will forfeit any unvested equity awards and retain any vested equity awards subject to applicable repurchase provisions. If Mr. Johnson’s employment is terminated by us without cause, terminated by us because we choose not to renew his employment, terminated by Mr. Johnson for good reason or terminated due to a disability of Mr. Johnson, the agreement provides that Mr. Johnson will be entitled to (a)(i) payment of the Johnson Accrued Amounts and (ii) an amount equal to 50% of his base salary, prorated based on the time of year the employment is terminated, (b) for a period of 15 months following the date of the termination, beginning in the first month following the termination of employment, payment of an amount each month equal to 150% of his base salary in effect immediately before the termination of employment divided by 12, (c) employer-paid premiums for his health insurance for 15 months following the date of termination, under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of COBRA and Mr. Johnson making appropriate elections to participate in such coverage, and (d) accelerated vesting of his unvested equity awards (except in the event of termination due to our non-renewal of his employment) and to retain any vested equity awards subject to applicable repurchase provisions.
Michael W. Domino, Jr.
On April 1, 2017, we entered into an initial employment agreement with Mr. Domino pursuant to which he serves as President, DTR Division. Mr. Domino’s employment with us renews in successive one-year periods, unless either we or Mr. Domino give written notice to the other party of its intent not to renew the employment agreement at least 60 days prior to the end of the ongoing term. Mr. Domino is entitled to an annual base salary of $320,000 (which became effective as of October 1, 2023) and is eligible to receive an annual bonus as well as stock options, restricted stock awards or other equity compensation pursuant to the policies and plans adopted from time to time by the Board in its sole discretion.
If Mr. Domino’s employment is terminated for cause, due to his death, voluntary resignation or because he chooses not to renew his employment, the agreement provides that Mr. Domino will be paid (i) the accrued and unpaid portion of his base salary through the date of the termination of employment, (ii) any accrued but unused vacation days for the calendar year in which the termination of employment occurs and (iii) any reimbursement for business travel and other expenses to which Mr. Domino is entitled (collectively, the “Domino Accrued Amounts”). If Mr. Domino’s employment is terminated due to his death, his agreement also provides for
Drilling Tools International Corp.	36	2024 Proxy Statement

(i) immediate vesting in any outstanding unvested equity awards and (ii) retention of any vested equity awards that are vested as of the date of such termination subject to applicable repurchase provisions. If Mr. Domino’s employment is terminated for cause or due to his voluntary resignation or his nonrenewal of his employment, Mr. Johnson will forfeit any unvested equity awards and retain any vested equity awards subject to applicable repurchase provisions. If Mr. Domino’s employment is terminated by us without cause, terminated by us because we choose not to renew his employment, terminated by Mr. Domino for good reason or terminated due to a disability of Mr. Domino, the agreement provides that Mr. Domino will be entitled to (a)(i) payment of the Domino Accrued Amounts and (ii) payment of an amount equal to 50% of his base salary, prorated based on the time of year the employment is terminated, and (b) for a period of 15 months following the date of the termination, beginning in the first month following the termination of employment, payment of an amount each month equal to 150% of his base salary in effect immediately before the termination of employment divided by 12, (c) employer-paid premiums for his health insurance for 15 months following the date of termination, pay the premium for Mr. Domino’s health insurance under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of COBRA and Mr. Domino making appropriate elections to participate in such coverage, and (d) accelerated vesting of his unvested equity awards (except in the event of termination due to our non-renewal of his employment) and to retain any vested equity awards subject to applicable repurchase provisions.
Under each NEO’s employment agreement, severance payments are contingent upon the NEO’s execution and non-revocation of a general release of claims in our favor. In addition, each NEO is bound by certain confidentiality and restrictive covenants pursuant to their arrangements.
On March 11, 2024, the Company entered into amended and restated employment agreements with each of its NEOs to memorialize base salary increases to amounts not less than $600,000 for Mr. Prejean, $392,000 for Mr. Johnson and $320,000 for Mr. Domino, provide for the establishment of annual target bonuses of 100% of base salary for Messrs. Prejean and Johnson and 75% for Mr. Domino, and update the employment term, reporting structure, severance benefits (including enhanced change in control severance benefits), and applicable miscellaneous provisions to each agreement.
2023 Omnibus Incentive Plan
We established the Drilling Tools International Corporation 2023 Omnibus Incentive Plan (the “Omnibus Plan) in connection with the closing of the Merger in 2023. The purposes of the Omnibus Plan are to: (i) encourage our profitability and growth through short-term and long-term incentives that are consistent with our objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give us a significant advantage in attracting and retaining key employees, directors and consultants. The Omnibus Plan provides for the grant of such incentives in the form of the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards, and other stock- and cash-based awards.
Long-Term Equity Incentive Awards
Pre-Business Combination Grants
Historically, the predecessor entity made share option awards to the Named Executive Officers pursuant to the Directional Rentals Holdings, Inc. 2012 Nonqualified Stock Option Plan, as amended (the “Prior Stock Plan”). Such share option awards were subject to time-based vesting or performance-based vesting conditions. Our NEOs did not receive grants of long-term equity incentive awards pursuant to the Prior Stock Plan in 2022 or 2023, or under the Omnibus Plan in 2023.
Pursuant to the merger agreement, as amended, the Company assumed each NEO’s outstanding options under the Prior Stock Plan as of the closing of the Merger, and each such option was converted into an option under the Omnibus Plan to purchase shares of Common Stock with substantially the same terms as provided for under the Prior Stock Plan. The Prior Stock Plan was terminated in connection with the closing of the Merger. For more details, see the “Outstanding Equity Awards at 2023 Fiscal Year End” table below.
Drilling Tools International Corp.	37	2024 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End Table
The following table presents, for each of the Named Executive Officers, information regarding outstanding equity awards held as of December 31, 2023.
		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
R. Wayne Prejean	April 1, 2017	1,201,872	—	3.72	April 1, 2027
David Johnson	November 27, 2017	132,375	—	3.72	November 27, 2027
Michael W. Domino, Jr.	April 1, 2017	370,264	—	3.72	April 1, 2027
(1)	Represents fully-vested option awards granted under the Prior Stock Plan and assumed under the Omnibus Plan upon the closing of the Merger.
Additional Narrative Disclosure
Employee Benefits
In addition to any individual benefits set forth in each NEO’s employment agreement (as described above), the NEOs are generally eligible to participate in our employee health and welfare, retirement and other employee benefit programs on the same basis as other similarly situated employees, subject to applicable law. We maintain a qualified 401(k) plan which allows participants, including the NEOs, to defer cash compensation up to the maximum amount allowed under Internal Revenue Service guidelines. We may make discretionary matching contributions to the plan equal to 150% of a participant’s first 3% of elective deferrals, up to $2,000, and discretionary profit-sharing contributions. Participants are always 100% vested in their contributions to the plan and vest in any matching and profit-sharing contributions over six years. In addition, the Company provides certain other perquisites to certain of the Named Executive Officers, including an employment contract allowance for Messrs. Prejean and Johnson and payment of life insurance premiums for Mr. Domino, as well as, for all NEOs, payment of expenses related to the personal use of company vehicles and Company payments related to a Company-provided long-term disability benefit for certain management-level employees, including the NEOs.
Potential Payments Upon Termination or Change in Control
As of December 31, 2023, each NEO was eligible to receive severance benefits upon certain terminations of employment.
In accordance with the terms of each NEO’s respective employment agreement as of December 31, 2023, upon a voluntary resignation, termination for cause, or the NEO’s non-renewal of his employment agreement, the NEO would forfeit all unvested stock options, restrictive stock or restricted stock units, and other equity-based awards (the “Equity Awards”) granted by the Company and be entitled to retain any vested Equity Awards, subject, in each case, to the Company’s repurchase right. Upon a termination due to death, the NEO would become immediately vested in all unvested Equity Awards and retain any vested Equity Awards that were previously vested as of the date of such termination, subject to the Company’s repurchase right. Upon a termination without cause, for good reason or due to the NEO’s disability, the NEO would become immediately vested in any outstanding unvested Equity Awards and retain any vested Equity Awards that were previously vested as of the date of such termination, subject, in each case, to the Company’s repurchase right.
Drilling Tools International Corp.	38	2024 Proxy Statement

Indemnification Agreements
Our Certificate of Incorporation provides that our directors and officers will be indemnified and advanced expenses by us to the fullest extent authorized or permitted by the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may in the future be amended. No director or officer of DTI has any personal liability to DTI or its Stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Our Bylaws also permit us to purchase and maintain insurance on behalf of any officer, director, employee or agent of us for any liability arising out of his or her status as such, regardless of whether the DGCL would permit indemnification.
Rule 10b5-1 Sales Plans
In 2024, certain of our directors and executive officers are expected to adopt written plans, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell a pre-determined number of shares of our Common Stock on a periodic basis when pre-determined conditions in the plan are met. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend or terminate the plan in specified circumstances.
In 2023, there were no 10b5-1 trading plans adopted by our directors and executive officers, however, in 2024, we expect that (1) our directors and executive officers will establish 10b5-1 trading plans and (2) the Company will implement extensive guidelines that govern the use of 10b5-1 trading plans. Such plans will comply with the SEC’s amended 10b5-1 rules, including, for our directors and executive officers, the timing of entry or modification of a plan, the price at which shares will be traded, a “cooling off” period after the plan is entered into during which no trades can take place, minimum and maximum terms, restrictions on the number of plans an individual can maintain, a prohibition on trading outside of a plan, and pre-approval of plans (and any modification of plans) by the Corporate Secretary.
Drilling Tools International Corp.	39	2024 Proxy Statement

Director Compensation
The following table contains information pertaining to the compensation of our non-employee directors for the year ended December 31, 2023.
Name	Fees Earned or Paid in Cash($)(1)	All Other Compensation($)(2)	Total($)
Curtis L. Crofford(3)	0	0	0
John D. Furst	60,000	0	60,000
Thomas O. Hicks(3)	0	0	0
Eric C. Neuman	45,000	1,914	46,914
C. Richard Vermillion(4)	65,000	4,498	69,498
Thomas M. Patterson	15,000	1,003	16,003
(1)	Represents non-employee director fees paid in 2023.
(2)	Represents expenses reimbursed in 2023.
(3)	Messrs. Crofford and Hicks did not receive fees for their services as non-employee directors in 2023.
(4)	Mr. Vermillion’s director fees are paid through MV Partners.
Director Compensation Program
Following the closing of the Merger, we adopted a non-employee director compensation program, which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors. Directors who are also employees receive no fees for their services as directors. Independent directors are reimbursed for their meeting attendance expenses and receive the following compensation for their service as directors:
•	A per meeting fee of $15,000 for in-person meetings;
•	A per meeting fee of $5,000 for virtual meetings;
•
An annual cash retainer of $25,000 for the chair of the Audit Committee, $20,000 for the chair of the Compensation Committee and $20,000 for the chair of the Nominating and Corporate Governance Committee;

•
An annual cash retainer of $20,000 for other members of the Audit Committee, $15,000 for other members of the Compensation Committee, and $15,000 for other members of the Nominating and Corporate Governance Committee; and

•	An annual equity grant with a value of $75,000 that vests one year from the date of grant and is issued the day prior to each Annual Meeting of Stockholders.
Drilling Tools International Corp.	40	2024 Proxy Statement

Equity Compensation Plan Information
The following table presents information as of December 31, 2023 with respect to compensation plans under which shares of our Common Stock may be issued.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)(1)
Equity compensation plans approved by security holders(2)	—	—	2,976,854
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	2,976,854
(1)	Column (c) includes 2,976,854 shares remaining available for issuance under the Drilling Tools International Corporation 2023 Omnibus Incentive Plan.
(2)
Amounts disclosed do not include outstanding stock options to acquire 2,361,722 shares of DTI Common Stock relating to option awards assumed as part of the Merger with a weighted average exercise price of $4.02.

Drilling Tools International Corp.	41	2024 Proxy Statement

Certain Relationships and Related Party Transactions
Described below are the transactions since January 1, 2023 to which the Company has been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of the Company’s directors, executive officers, director nominees or holders of more than 5% of the Company’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Procedures with Respect to Review and Approval of Related Party Transactions
DTI’s Audit Committee is responsible for reviewing and approving related party transactions. In the course of its review and approval of related party transactions, the Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires the Audit Committee to consider, among other factors it deems appropriate:
•	the related party’s relationship to DTI and interest in the transaction;
•	the material facts of the proposed transaction, including the proposed aggregate value of the transaction;
•	the impact on a director’s or a director nominee’s independence in the event the related party is a director or director nominee or an immediate family member of the director or director nominee;
•	the benefits to DTI of the proposed transaction;
•	if applicable, the availability of other sources of comparable products or services; and
•	an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.
The Audit Committee may only approve those transactions that are in, or are not inconsistent with, DTI’s best interests and those of DTI’s stockholders, as the Audit Committee determines in good faith.
In addition, under DTI’s Code of Business Conduct and Ethics, DTI’s employees, officers, directors and director nominees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
Hicks Holdings Operating LLC
For the years ended December 31, 2023 and 2022, management fees paid to Hicks Holdings Operating LLC, a stockholder of the Company, were approximately $1.1 million and $0.4 million, respectively. Management fees paid to the stockholder are included in selling, general and administrative expense in the accompanying consolidated statements of income and comprehensive income.
ROC Energy Holdings, LLC
Upon consummation of the Merger on June 20, 2023, the Company issued shares of DTI Common Stock in connection with a private investment in public equity (PIPE) financing to payoff convertible promissory notes which were issued to an affiliate of ROC Energy Holdings, LLC on December 6, 2022 and March 2, 2023, respectively. The notes did not bear interest and were in the amounts of $2.1 million and $2.1 million, respectively.
Prior to the Merger on June 20, 2023, ROC paid the remaining outstanding principal amount owed to an affiliate of ROC Energy Holdings, LLC in the amount of $400,000 for a loan to fund working capital deficiencies and finance transaction costs in connection with the Merger. The loan did not bear interest.
Drilling Tools International Corp.	42	2024 Proxy Statement

Delinquent Section 16(A) Reports
The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than ten percent of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year end 2023, except for one late Form 4 report in June 2023 filed by Mr. Crofford, reporting shares received subsequent to the Merger and one late Form 4 report in June 2023 filed by Mr. Hicks, reporting shares received subsequent to the Merger. These late filings were due to administrative delays and are not due to the fault of any of the individuals above.
Drilling Tools International Corp.	43	2024 Proxy Statement

Additional Information
Submission of Stockholder Proposals and Nominations for the 2025 Annual Meeting
In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, our Corporate Secretary must receive the proposal no later than December 2, 2024. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received) to: Drilling Tools International Corporation, 3701 Briarpark Drive, Suite 150, Houston, TX 77042, Attention: Investor Relations. Such proposals must comply with the SEC’s requirements in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials, such as the requirement that the stockholder continues to own a minimum number of shares until the 2025 Annual Meeting and appear in person or through an authorized representative at the 2025 Annual Meeting to present the proposal.
Alternatively, stockholders intending to put forth a director nomination or a stockholder proposal not pursuant to Rule 14a-8 under the Exchange Act must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice with respect to each director nomination or other proposal that the stockholder intends to present at the 2025 Annual Meeting from the stockholder no earlier than the close of business on January 8, 2025 and no later than the close of business on February 13, 2025. The notice must contain the information required by our Bylaws. In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2025 Annual Meeting, notice must be submitted no later than December 2, 2024 and include all of the information required by Rule 14a-19 under the Exchange Act.
Proposals received after the dates mentioned will not be included in the proxy statement or acted upon at the 2025 Annual Meeting.
Householding Information
Unless we have received contrary instructions, we may send a single copy of the Annual Report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. We will deliver promptly upon written or oral request of as stockholder a separate copy of the Annual report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to stockholder at a shared address to which a single copy of the documents was delivered. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact Drilling Tools International Corporation, 3701 Briarpark Drive, Suite 150, Houston, TX 77042, Attention: Investor Relations, or via email at InvestorRelations@drillingtools.com, to inform us of his or her request; or

•	If a broker, bank, broker-dealer, custodian or other similar organization holds the shares, the stockholder should contact that representative directly.
Drilling Tools International Corp.	44	2024 Proxy Statement

Electing to receive future proxy materials electronically will help us conserve natural resources and reduce the cost of delivering our proxy materials. If you elect to receive future proxy materials electronically, you will receive an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website. Your election to receive proxy materials electronically by e-mail will remain in effect until you terminate it.
Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. The annual and quarterly reports and other reports and information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or verbal request, a copy of the reports and other information filed with the SEC. In addition, we provide information regarding our corporate governance and financial and stock information on our corporate website at https://investors.drillingtools.com.
Any requests for copies of information, reports or other filings with the SEC should be directed to Drilling Tools International Corporation, 3701 Briarpark Drive, Suite 150, Houston, TX 77042, Attention: Investor Relations, or by emailing InvestorRelations@drillingtools.com.
Drilling Tools International Corp.	45	2024 Proxy Statement

Other Matters
The Board is not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.
This 2nd day of April, 2024.
By Order of the Board of Directors,

R. Wayne Prejean President and Chief Executive Officer Houston, Texas
Drilling Tools International Corp.	46	2024 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DTI2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39633-P05555 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DRILLING TOOLS INTERNATIONAL CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. To elect seven director nominees to the Board of Directors of Drilling Tools International Corporation:

Nominees:	**For**	**Withhold**
1a. Curtis L. Crofford	☐	☐
1b. John D. "Jack" Furst	☐	☐
1c. Thomas O. Hicks	☐	☐
1d. Eric C. Neuman	☐	☐
1e. Thomas M. "Roe" Patterson	☐	☐
1f. R. Wayne Prejean	☐	☐
1g. C. Richard Vermillion	☐	☐

	For	**Against**	**Abstain**
2. To ratify the appointment, by the Audit Committee of the Board, of Weaver & Tidwell, L.L.P. as the Company's independent registered public accounting firm for fiscal year 2024.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V39634-P05555

DRILLING TOOLS INTERNATIONAL CORPORATION
Annual Meeting of Stockholders
May 14, 2024 1:00 P.M. LST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) R. Wayne Prejean and David Johnson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, and in their discretion upon such other matters as may be properly presented, all of the shares of common stock of DRILLING TOOLS INTERNATIONAL CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, local time on May 14, 2024 www.virtualshareholdermeeting.com/DTI2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein and in accordance with the direction of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy may be voted for a substitute nominee selected by the Board of Directors.

Continued and to be signed on reverse side